Dreyfus U.S. Treasury

Short Term Fund

ANNUAL REPORT December 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                            17   Report of Independent Auditors

                            18   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus U.S. Treasury
                                                                Short Term Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus U.S. Treasury Short Term Fund, covering the 12-month period from January 1, 1999 through December 31, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald Thunelius, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team.

The past year was challenging for most fixed-income investors. Faster than expected economic growth in the U.S. and overseas fueled concerns that long-dormant inflationary pressures might re-emerge, potentially reducing the future value of bonds' interest and principal payments. These concerns prompted the Federal Reserve Board to raise key short-term interest rates three times during the summer and fall of 1999 in an attempt to prevent a reacceleration of inflation.

While U.S. Treasury and agency securities declined sharply in this environment during 1999, prices of higher yielding securities -- such as corporate bonds and mortgage-backed securities -- fell less severely. In an environment of robust economic growth, investors appeared more comfortable owning bonds that are influenced primarily by credit risk, and they avoided securities that are most affected by interest-rate risk.

We  appreciate  your  confidence over the past year, and we look forward to your
continued   participation   in   Dreyfus   U.S.   Treasury   Short  Term  Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 14, 2000




DISCUSSION OF FUND PERFORMANCE

Gerald Thunelius, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus U.S. Treasury Short Term Fund perform relative to its benchmark?

For the 12-month period ended December 31, 1999, Dreyfus U.S. Treasury Short Term Fund produced a total return of 1.39% .(1) In contrast, the fund's benchmark, the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years) Index, provided a 3.06% total return.(2) The fund's income dividends paid from net investment income during the period amounted to approximately $0.8202 per share, representing a distribution rate per share of 5.79%.(3)

We attribute the fund's modest absolute performance to rising interest rates and a highly volatile bond market, in which the U.S. Treasury sector was particularly hard-hit. We attribute the fund's relative underperformance to the benchmark' s AVERAGE WEIGHTED MATURITY -- a measure of the fund's sensitivity to changing interest rates -- which was shorter than the average weighted maturity for the fund. A shorter average weighted maturity generally helps bond market performance when interest rates are rising.

What is the fund's investment approach?

As a U.S. Treasury fund, our goal is to provide shareholders with current income through an investment vehicle that is composed primarily of U.S. Treasury bills, notes and other securities that are issued or guaranteed by the United States government, its agencies or instrumentalities. The fund may also enter into
repurchase   agreements  with  securities  dealers  that  are  backed  by  U.S.
Treasuries.

Because U.S. Treasury bills and notes are backed by the full faith and credit of the U.S. government, they are considered to rank among the highest credit quality investments available. By investing in these obligations, the fund seeks to maintain a high degree of safety. Of course, the market value of the fund's securities and the value of fund shares
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

are not insured or guaranteed by the U.S. government. The fund generally maintains an average dollar-weighted maturity of between two and three years

What other factors influenced the fund's performance?

Like virtually all fixed-income investments, U.S. Treasury securities were adversely affected by rising interest rates throughout the year.

Soon after the reporting period began, it became apparent that overseas economies were beginning to recover from 1998's global financial crisis, and that the growth of the U.S. economy was stronger than most analysts expected. In this environment, investors began to move away from U.S. Treasury securities to which they had previously fled during the worst of the global financial crisis. They moved instead into higher yielding, riskier assets. This caused the prices of U.S. Treasury securities to fall from relatively high levels, while the prices of corporate bonds, mortgage-backed securities and asset-backed securities rallied.

In the second through fourth quarters of 1999, economic strength in domestic and overseas markets raised concerns among U.S. fixed-income investors that inflationary pressures might re-emerge. In response, the Federal Reserve Board increased short-term interest rates three times during the summer and fall of 1999 in an attempt to forestall a reacceleration of inflation. These changes in monetary policy caused the prices of most bonds, including U.S. Treasury securities, to fall.

U.S. Treasury securities generally fell more severely than prices of corporate bonds and other higher yielding fixed-income investments during the second half of the year. That's primarily because corporate bonds tend to be more sensitive to the credit quality of their issuers, which generally improves in a strong economy, and are less sensitive to interest-rate trends; U.S. Treasury securities are more sensitive to interest-rate changes.

What is the fund's current strategy?

     Our current strategy is an extension of the strategy we have attempted to follow for much of 1999, which is intended to earn as much yield as possible from our holdings, while positioning the fund to respond favorably when more favorable economic and market conditions arrive. Toward that end, we have increased the fund's exposure to off-the-run ("OTR") Treasuries, which are U.S. Treasury securities that were issued prior to the most recent auction process. The benefit of owning OTR Treasuries is that they tend to produce higher yields because they are often considered less liquid than recent issues. Although these holdings hindered the fund's returns as interest rates rose in 1999, we are hopeful that they will rally more strongly than other types of U.S. Treasury securities if and when the bond market experiences a positive recovery.

While in our view no one can predict the timing for a bond market recovery or lower interest rates, we believe that current financial conditions may be ripe for such a recovery. Most important, we believe that the federal budget surplus may cause the U.S. Treasury to buy back some of its outstanding debt. If the government buys back older, higher yielding securities first, as we would like, the fund's OTR Treasury holdings should benefit accordingly.

January 14, 2000

     (1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S PERFORMANCE WOULD HAVE BEEN LOWER.

     (2) SOURCE: BLOOMBERG L.P. -- THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, SHORT-TERM (1-3 YEARS) INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK FOR TREASURY SECURITIES WITH MATURITIES OF 1-2.99 YEARS; ISSUES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION.

     (3) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD, DIVIDED BY THE NET ASSET VALUE PER SHARE AT THE END OF THE PERIOD.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus U.S. Treasury Short Term Fund and the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years) Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/99




                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                            1.39%              5.77%             6.13%


(+)  SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS U.S. TREASURY SHORT TERM FUND ON 12/31/89 TO A $10,000 INVESTMENT MADE IN THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, SHORT-TERM (1-3 YEARS) INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS AT LEAST 65% OF ITS NET ASSETS IN U.S. TREASURY SECURITIES. THE FUND'S PORTFOLIO WILL, UNDER NORMAL MARKET CONDITIONS, HAVE A DOLLAR-WEIGHTED AVERAGE MATURITY RANGING BETWEEN TWO AND THREE YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. UNLIKE THE FUND, THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, SHORT-TERM (1-3 YEARS) INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK FOR TREASURY SECURITIES WITH MATURITIES OF 1-2.99 YEARS; ISSUES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

December 31, 1999


                                                                                               Principal
BONDS AND NOTES--102.3%                                                                       Amount ($)              Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY--27.9%

Federal Home Loan Banks,

   Medium-Term Notes, 5.86%, 4/28/2003                                                       10,000,000                9,741,300

Federal Home Loan Mortgage,

   Medium-Term Notes, 5.5%, 5/15/2002                                                         7,000,000                6,831,307

Federal National Mortgage Association:

   Medium-Term Notes, 6.25%, 11/15/2002                                                      10,000,000                9,897,300

   Medium-Term Notes, 6.94%, 9/5/2007                                                         5,000,000                4,809,300

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                         13,303,000  (a)          12,883,184

U.S. Government Gtd. Development,

  Participation Ctfs.

  (Gtd. By U.S. Small Business Administration):

      Ser. 1998-20, Cl. E, 6.3%, 5/1/2018                                                       175,140                  164,447

      Ser. 1998-20, Cl. J, 5.5%, 10/1/2018                                                      229,634                  204,293

      Ser. 1998-20, Cl. L, 5.8%, 12/1/2018                                                    1,434,977                1,300,204

                                                                                                                      45,831,335

U.S. TREASURY BONDS--19.3%

   11.75%, 2/15/2001                                                                          5,000,000                5,303,700

   12.375%, 5/15/2004                                                                        16,500,000               20,109,210

   13.125%, 5/15/2001                                                                         5,850,000                6,373,867

                                                                                                                      31,786,777

U.S. TREASURY INFLATION PROTECTION SECURITIES--3.2%

   3.625%, 7/15/2002                                                                          5,000,000  (a)           5,199,650

U.S. TREASURY NOTES--51.9%

   5.5%, 8/31/2001                                                                           30,000,000               29,657,400

   5.625%, 9/30/2001                                                                         30,000,000               29,711,400

   5.875%, 10/31/2001                                                                         6,000,000                5,963,160

   6.125%, 12/31/2001                                                                        15,000,000               14,967,900

   8.5%, 11/15/2000                                                                           5,000,000                5,099,850

                                                                                                                      85,399,710

TOTAL BONDS AND NOTES

   (cost $172,251,925)                                                                                               168,217,472

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)
                                                                                              Principal
SHORT-TERM INVESTMENTS--.6%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   4.23%, 1/13/2000                                                                             790,000                  788,981

   4.96%, 3/30/2000                                                                             280,000                  276,508

TOTAL SHORT-TERM INVESTMENTS

   (cost $1,065,453)                                                                                                   1,065,489
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $173,317,378)                                                            102.9%              169,282,961

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (2.9%)              (4,818,211)

NET ASSETS                                                                                       100.0%              164,464,750

     (A)  PRINCIPAL AMOUNT FOR ACCRUAL  PURPOSES IS PERIODICALLY  ADJUSTED BASED
          ON CHANGES TO THE CONSUMER PRICE INDEX.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           173,317,378   169,282,961

Cash                                                                  1,316,081

Interest receivable                                                   2,370,151

Prepaid expenses and other assets                                        13,937

                                                                     72,983,130
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            93,308

Payable for investment securities purchased                           6,991,502

Payable for shares of Beneficial Interest redeemed                    1,329,640

Accrued expenses                                                        103,930

                                                                      8,518,380
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      164,464,750
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     188,587,531

Accumulated net realized gain (loss) on investments                 (20,088,364)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                            (4,034,417)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      164,464,750
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 11,617,149

NET ASSET VALUE, offering and redemption price per share ($)             14.16

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended December 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     11,232,892

EXPENSES:

Management fee--Note 3(a)                                            1,039,985

Shareholder servicing costs--Note 3(b)                                 413,794

Professional fees                                                       45,330

Trustees' fees and expenses--Note 3(c)                                  36,967

Registration fees                                                       24,813

Custodian fees--Note 3(b)                                               20,028

Prospectus and shareholders' reports                                    14,316

Miscellaneous                                                            5,284

TOTAL EXPENSES                                                       1,600,517

Less--reduction in management fee due to undertaking--Note 3(a)       (213,870)

NET EXPENSES                                                         1,386,647

INVESTMENT INCOME--NET                                               9,846,245
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (4,633,209)

Net unrealized appreciation (depreciation) on investments           (2,850,088)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (7,483,297)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,362,948

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                                --------------------------------
                                                     1999                 1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          9,846,245           11,139,837

Net realized gain (loss) on investments        (4,633,209)            832,747

Net unrealized appreciation (depreciation)
   on investments                              (2,850,088)           (808,441)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    2,362,948          11,164,143
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (9,846,245)        (11,139,837)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  46,404,112           62,426,365

Dividends reinvested                            8,093,872            8,943,065

Cost of shares redeemed                       (68,458,107)         (80,883,327)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (13,960,123)          (9,513,897)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (21,443,420)          (9,489,591)
--------------------------------------------------------------------------------


NET ASSETS ($):

Beginning of Period                           185,908,170          195,397,761

END OF PERIOD                                 164,464,750          185,908,170
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     3,205,363            4,201,259

Shares issued for dividends reinvested            560,525              604,417

Shares redeemed                                (4,724,607)          (5,463,061)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (958,719)            (657,385)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                  Year Ended December 31,
                                                                      --------------------------------------------
                                                                 1999          1998      1997        1996        1995
-----------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.78         14.77     14.82       15.14       14.55

Investment Operations:

Investment income--net                                            .82          .87        .93         .90        1.03

Net realized and unrealized
   gain (loss) on investments                                    (.62)         .01       (.05)       (.32)        .59

Total from Investment Operations                                  .20          .88        .88         .58        1.62

Distributions:

Dividends from investment income--net                            (.82)        (.87)      (.93)       (.90)      (1.03)

Net asset value, end of period                                  14.16        14.78      14.77       14.82       15.14
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 1.39         6.14       6.12        4.07       11.38
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .80          .79        .70         .70         .65

Ratio of net investment income
   to average net assets                                         5.68         5.91       6.29        6.04        6.90

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                        .12         .14         .31         .27         .29

Portfolio Turnover Rate                                      1,007.65      773.31      563.77      539.38      480.44
-----------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         164,465     185,908     195,398     187,826     188,726

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus U.S. Treasury Short Term Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the fund's
shares,   which   are   sold   to   the   public   without   a   sales  charge.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities
transactions   are   recorded   on   the   identified   cost  basis.
                                                                       The  Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $6,109 during the period ended December 31, 1999, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986 as amended, (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $19,441,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1999. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $9,564,000 of the carryover expires in fiscal 2002, $2,004,000 expires in fiscal 2003, $2,702,000 expires in fiscal 2004, $717,000 expires in fiscal 2005 and $4,454,000 expires in fiscal 2007.

NOTE 2--Bank Line of Credit:

     The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowing. During the period ended December 31, 1999, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions  with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from January 1, 1999 through December 31, 1999 to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceeded an annual rate of .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $213,870 during the period ended December 31, 1999.

(b) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 1999, the fund was charged $240,405 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 1999, the fund was charged $76,083 pursuant to the transfer agency agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 1999, the fund was charged $20,028 pursuant to the custody agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Trustee Emeritus receives 50% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended December 31, 1999, amounted to $1,465,464,533 and $1,447,987,348, respectively.

At December 31, 1999, accumulated net unrealized depreciation on investments was $4,034,417, consisting of $4,373 gross unrealized appreciation and $4,038,790 gross unrealized depreciation.

At December 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus U.S. Treasury Short Term Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus U.S. Treasury Short Term Fund, including the statement of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus U.S. Treasury Short Term Fund at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 4, 2000

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

For State individual income tax purposes, the fund hereby designates 85.39% of the ordinary income dividends paid during the fiscal year ended December 31, 1999 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.


NOTES

                        For More Information

                        Dreyfus U.S. Treasury Short Term Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

Custodian

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                  081AR9912